Exhibit 99.1

Beyond Meat Announces Determination of Conversion Rate for 7.00% Convertible Senior

Secured Second Lien PIK Toggle Notes due 2030

El Segundo, California. (November 14, 2025) - Beyond Meat, Inc. (NASDAQ: BYND) (the “Company” or “Beyond Meat”), a leader in plant-based meat, today announced the initial conversion rate for its 7.00% Convertible Senior Secured Second Lien PIK Toggle Notes due 2030 (the “2030 Convertible Notes”) will be 572.7784 shares of the Company’s common stock per $1,000 principal amount of the 2030 Convertible Notes, which represents a conversion price of approximately $1.7459 per share of common stock.

The initial conversion rate applicable to the 2030 Convertible Notes was calculated as the lesser of (i) 1,029.2716 and (ii) 1,000 divided by 110% of the average of the daily per share volume-weighted average prices for the 20 trading day period beginning on October 16, 2025, and excluding trading days on which a market disruption event was determined to have occurred. A market disruption event was determined to have occurred on October 22, 2025, for purposes of such calculation.

Based on the initial conversion rate determined above, the final version of the make-whole table for the 2030 Convertible Notes is set forth below, which sets forth, based on hypothetical stock prices and effective dates, the number of additional shares of common stock to be added to the conversion rate for each $1,000 principal amount of 2030 Convertible Notes converted in connection with a Make-Whole Fundamental Change (as defined in the indenture governing the 2030 Convertible Notes):

	Stock Price
Effective Date	$1.59	$1.75	$1.91	$2.54	$3.18	$3.82	$5.09	$6.36
October 15, 2025	57.2778	49.8317	44.1039	28.0661	18.9017	13.7467	7.4461	4.0094
October 15, 2026	57.2778	49.8317	44.1039	28.0661	18.9017	13.7467	7.4461	4.0094
October 15, 2027	57.2778	49.8317	43.5312	26.9206	18.3289	12.6011	6.8733	4.0094
October 15, 2028	57.2778	49.2589	41.8128	24.6295	16.0378	11.4556	6.3006	3.4367
October 15, 2029	57.2778	45.8223	36.0850	17.7561	10.8828	7.4461	4.0094	2.2911
October 15, 2030	57.2778	0	0	0	0	0	0	0

Prior to obtaining stockholder approval of certain proposals that will allow the issuance of common stock pursuant to the terms of the 2030 Convertible Notes, which is expected to be sought at the special meeting of stockholders scheduled for November 19, 2025 (the “Special Meeting”), the Company will be permitted to satisfy its obligations upon conversion of the 2030 Convertible Notes only in the form of cash settlement. Following such stockholder approval, the Company will be permitted to satisfy its obligations under the 2030 Convertible Notes with any settlement method the Company is otherwise permitted to elect, including by physical settlement with shares of common stock. A holder of 2030 Convertible Notes will not be permitted to convert its 2030 Convertible Notes at any time prior to the earlier of (i) the date of the first special meeting at which the Company seeks stockholder approval of such proposals, whether or not such approvals are obtained and (ii) December 15, 2025.

The Company recently issued 317,834,446 shares of common stock in connection with the exchange offer that expired on October 28, 2025, for its 0% Convertible Senior Notes due 2027 (the “Exchange Offer”), and up to approximately 120 million additional shares may be issuable upon conversion of the 2030 Convertible Notes at the base conversion rate (prior to giving effect to any make-whole payments payable upon such conversion) following stockholder approval of such conversions, in addition to issuances of common stock in connection with the payment of interest in the form of common stock, mandatory equitizations and issuances with respect to additional 2030 Convertible Notes issued as payment-in-kind interest, that, in each case, may be resold in the public market.

About Beyond Meat

Beyond Meat, Inc. (NASDAQ: BYND) is a leading plant-based meat company offering a portfolio of revolutionary plant-based meats made from simple ingredients without GMOs, no added hormones or antibiotics, and 0mg of cholesterol per serving. Founded in 2009, Beyond Meat products are designed to have the same taste and texture as animal-based meat while being better for people and the planet. Beyond Meat’s brand promise, Eat What You Love®, represents a strong belief that there is a better way to feed our future and that the positive choices we all make, no matter how small, can have a great impact on our personal health and the health of our planet. By shifting from animal-based meat to plant-based protein, we can positively impact four growing global issues: human health, climate change, constraints on natural resources and animal welfare.

Beyond Meat Forward-Looking Statements

Certain statements in this release constitute “forward-looking statements” within the meaning of the federal securities laws. These statements are based on management’s current opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results. These forward-looking statements are only predictions, not historical fact, and involve certain risks and uncertainties, as well as assumptions. Actual results, levels of activity, performance, achievements and events could differ materially from those stated, anticipated or implied by such forward-looking statements. While Beyond Meat believes that its assumptions are reasonable, it is very difficult to predict the impact of known factors, and, of course, it is impossible to anticipate all factors that could affect actual results. There are many risks and uncertainties that could cause actual results to differ materially from forward-looking statements made or implied herein including, risks related to Beyond Meat’s ability to obtain stockholder approval of the issuance of shares pursuant to the terms of the 2030 Convertible Notes, Beyond Meat’s ability to satisfy its obligations in connection with a Fundamental Change with respect to the 2030 Convertible Notes and the risks discussed under the heading “Risk Factors” in Beyond Meat’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the U.S. Securities and Exchange Commission (“SEC”) on March 5, 2025, Beyond Meat’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 29, 2025 filed with the SEC on May 8, 2025, Beyond Meat’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 28, 2025 filed with the SEC on August 8, 2025, and Beyond Meat’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 27, 2025 filed with the SEC on November 12, 2025, as well as other factors described from time to time in Beyond Meat’s filings with the SEC. Such forward-looking statements are made only as of the date of this release. Beyond Meat undertakes no obligation to publicly update or revise any forward-looking statement because of new information, future events or otherwise, except as otherwise required by law. If Beyond Meat does update one or more forward-looking statements, no inference should be made that Beyond Meat will make additional updates with respect to those or other forward-looking statements.

Important Information and Where to Find It

Certain stockholder proposals arising out of the Exchange Offer (the “Stockholder Proposals”) will be submitted to the Company’s stockholders for their consideration and approval at the Special Meeting. In connection with the Stockholder Proposals, the Company filed with the U.S. Securities and Exchange Commission (“SEC”) a definitive proxy statement on Schedule 14A on October 17, 2025 (the “Proxy Statement”), which has been sent or provided to the Company’s stockholders and contains important information about the Stockholder Proposals and related matters. The Company may also file other relevant documents with the SEC regarding the Stockholder Proposals. This Current Report on Form 8-K is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC. BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE STOCKHOLDER PROPOSALS, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE STOCKHOLDER PROPOSALS, THE RISKS RELATED THERETO AND RELATED MATTERS.

Contact Information

Media:

Shira Zackai

Shira.zackai@beyondmeat.com

Investors:

Raphael Gross

beyondmeat@icrinc.com